SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

18.SUBSEQUENT EVENTS

On July 18, 2025, Beijing Xunhuo entered into a Sale and Purchase Agreement (“Sale and Purchase Agreement”) with Beijing Mr. Mo Technology Co., Ltd. (the “Buyer”), pursuant to which Beijing Xunhuo agreed to sell, and the Buyer agreed to purchase, certain real property owned by Beijing Xunhuo and located at Building 8, Yard 30, Shixing Street, Shijingshan District, Beijing, China (the “Property”). The Property has a total gross floor area of 758.83 square meters and was independently appraised at RMB 7,053,325 on July 4, 2025, by Beijing Hongyang Shiye Asset Appraisal Firm. The total sale price (the “Sale Price”) for the Property was RMB 7,102,828 (approximately US$989,583), of which RMB 5,600,000 was paid in cash. The remaining RMB 1,502,828 of the Sale Price would be offset against lease payments under a three-year sale-and-leaseback arrangement. Under this arrangement, Beijing Xunhuo will lease back 479.83 square meters of the Property for a term of three years, at a rental rate of RMB 2.9 per square meter per day, which equals the deferred amount of RMB 1,502,828 over the lease term.

On August 1, 2025, the Company entered into a two-year revolving credit facility with China Merchant Bank, pursuant to which each borrowing was repayable in one year. In August 2025, the Company borrowed approximately $413,600 (RMB 3,000,000) with interest rate was 4.58% per annum.

On September 11, 2025, the Company entered into bank borrowing agreement with Bank of China, pursuant to which the Company borrowed approximately $413,600 (RMB 3,000,000) for a period through August 31, 2026. The interest rate was 3.14% per annum.

These unaudited condensed consolidated financial statements were approved by management and available for issuance on November 28, 2025 and the Company has evaluated subsequent events through this date.